united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Kevin Wolf, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2635

Date of fiscal year end: 3/31

Date of reporting period: 3/31/18

Item 1. Reports to Stockholders.

T W O O A K S D I V E R S I F I E D
G R O W T H A N D I N C O M E F U N D

Annual Report
March 31, 2018

The Two Oaks Diversified Growth and Income Fund March 31, 2018

Dear Fellow Shareholders of The Two Oaks Diversified Growth and Income Fund, it has been over twelve years since we took over the portfolio management of the Montecito Fund on November 1, 2005. The fund we inherited started operations on April 15, 2002 and had a publishable 10-year track record a few years ago. However, the current management and investment disciplines have been in place since November 1, 2005. We are pleased that we now have a publishable 10-year track record for the fund that shows the results of our investment philosophy. On November 1, 2005 the Net Asset Value of the fund was $10.09 per share. Since November 1, 2005 there have been $5.2444 in distributions and the Net Asset Value per Class A share was $13.16 as of March 31, 2018. This has resulted in a total positive return of $8.31 per share. As of the end of March the portfolio was invested 47.91% in Equities, 34.32% in Real Estate and Asset Based securities, 16.89% in Fixed Income and held 0.88% in Cash. The benchmark selected for our fund is a blend of 60% Standard and Poor’s 500 and 40% Bloomberg Barclay’s U.S. Aggregate Bond Index. From November 1, 2005 until March 31, 2018 this index showed a cumulative rate of return of 136.16% and an Average Annual Return of 7.17%. During this same time frame our fund at Net Asset Value showed a cumulative rate of return of 109.29% and an Average Annual Return of 6.13%. For the year ended March 31, 2018 our Class A shares were up 4.70%. This return consisted of appreciation of $.14 per share and distributions of $0.4826 per share. Trailing 1 year returns can be attributed to solid returns from our equity holdings and weakness in our more interest rate sensitive real estate and fixed income holdings.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call 888.806.8633.

MARKET THOUGHTS

Economic growth in the U.S. remains solid, interest rates are starting to climb off their historic lows, valuations for certain equities appear stretched, and earnings growth appears to be robust. Let’s dig a little deeper into some of these topics.

ACCELERATION (FINALLY)

The knock on this economic recovery since the depths of 2009 has been the lackluster growth. Certainly, the pace of growth has been below expectations with many even accepting the supposed truth that the United States now finds itself in a “new normal” period of slower growth. U.S. Annual GDP growth rates since the depths of 2009 are as follows:

AVERAGE	2017	2016	2015	2014	2013	2012	2011	2010
2.16%	2.3%	1.5%	2.9%	2.6%	1.7%	2.2%	1.6%	2.5%

Source: FactSet

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The only saving grace optimists could point to was the length of this recovery being one of the longest on record. Although growth rates have been rather lackluster, the steadiness of the recovery has been impressive making this the 3rd longest recovery in U.S. history.

Length of U.S. Economic Recoveries (in months)

140
120
100
80
60
40
20
0
November 1927 - August 1929
March 1933 - May 1937
June 1938 - February 1945
October 1945 - November 1948
October 1949 - July 1953
May 1954 - August 1957
April 1958 - April 1960
February 1961 - December 1969
November 1970 - November 1973
March 1975 - January 1980
July 1980 - July 1981
November 1982 - July 1990
March 1991 - March 2001
November 2001 - December 2007
June 2009 - CURRENT

Source: National Bureau of Economic Research

Now however, an interesting occurrence is taking place. Second quarter GDP grew at 3.1% and the third quarter growth was even faster at 3.3% - a substantial pick-up from the average 2.14% seen over the past 7 years. The plow-horse like economy (as coined by Brian Westbury at First Trust) appears to be showing signs of running and possibly turning into a race horse once again. So how does the third longest recovery in U.S. history start to gain momentum instead of running out of it? We’ve held the belief for years now that technological advancement drives economic growth & we’ve seen so much innovation over the past few years that eventually, this was going to translate into higher growth. We do indeed feel this has played a major part in the recent acceleration. Yet, the most important component causing much of this acceleration may not be tied to tangible statistics we can measure, instead it may come from a basic human emotion that has improved greatly from where we stood in the depths of 2009 & that is CONFIDENCE.

As we listen to numerous conference calls from corporate boardrooms & read quarterly & annual filings, we noticed a change in tone & language about 12 - 18 months ago. Many companies were communicating a message of real strength & acceleration that had been lacking for quite some time. This got us thinking - if some of the best & largest corporations in the world were seeing an acceleration in growth, how does that stack-up to other times in

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history? From this question, a historical study was born. We decided to track the 10 largest companies in the S&P 500 throughout the years & see what the average sales growth rate for these leaders has been. The study proved fascinating & led to several takeaways:

1.	The leaders of the index change more often than many realize

2.	Sales growth does certainly seem to reflect the current business environment quite nicely.

3.	This recovery has indeed been slow.

4.	2009 was an exceptionally rare time as it was the only year in our 36 year study with a negative growth rate. This shows just how severe the downturn of the Great Recession was.

5.	The acceleration is evident & meaningful as we are well beyond the easy percentage gain years seen in 2010 - 2011 as we exited the depths of 2009.

Source: FactSet

In our opinion, a major cause of the recent acceleration has been confidence. Confidence from consumers, confidence from corporate boardrooms, confidence in international markets - you name it and it has most likely improved. You don’t even have to take our word for it. First paragraph in the World Bank’s Global Economic Prospects report reads:

“Global growth is firming, contributing to an improvement in confidence. A recovery in industrial activity has coincided with a pickup in global trade, after two years of marked weakness (Figure 1.1). In emerging market and developing economies (EMDEs), obstacles to growth among commodity exporters are gradually diminishing, while activity in commodity importers remains generally robust. As a result, and despite substantial policy uncertainty, global growth is projected to accelerate to 2.7 percent in 2017, up from a post-crisis low of 2.4 percent in 2016, before strengthening further to 2.9 percent in 2018-19, broadly in line with January projections.”

Political leanings aside, we believe the pro-business agenda of less regulation and lower taxes has also contributed to this confidence. Confidence is good. A shift from worry to confidence was needed. However, it can also come with some concern. The worry that keeps us up at night is overconfidence. That’s the type of thinking that typically occurs near economic & market tops. Fortunately, we believe we’re a long ways from overconfidence. The question

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now is: In a world anticipating positivity, how do we position portfolios to capitalize on this? We believe the first step is to recognize where we stand before crafting our strategy.

RECOGNITION

It’s no secret that global stock markets have been strong over the past year. Investors now show a willingness to pay up for businesses displaying solid growth prospects and execution. This has pushed some closely followed market valuation metrics above long-term averages and caused many to warrant caution or even outright fear by telling their investors to get out. We believe it is foolish to only tout one or two metrics that might happen to agree with our own personal biases. Instead, we like to use a broad set of tools to get an idea of where we’ve been, where we stand, & where we may be going to position investor’s portfolios. Let’s review some of the facts we are seeing today & discuss our thoughts in regards to each of them.

FACT #1: THE MARKET IS INDEED MORE EXPENSIVE THAN ITS BEEN IN RECENT MEMORY

Looking at where we’ve been, we absolutely recognize the market is indeed above its recent averages. The Forward P/E Ratio of the S&P 500 as of 3/31/2018 and in recent times looks like this:

Current (3/31/2018)	16.8 X
Start of Q4 2017	17.8 X
5 Year Average	15.8 X
10 Year Average	14.2 X

Source: FactSet

We would be greatly concerned if we were only seeing expanding multiples without a corresponding pick-up in growth. Otherwise, investors aren’t getting any more for what they pay for. We are pleased to report that the pick-up witnessed in top-line revenue growth is also translating into a pick-up in EPS growth:

2017 EPS Growth	11.6%
2016	1.4%
2015	-0.3%
2014	6.7%
2013	5.2%
2012	6.2%

Source: FactSet

Forward estimates (always taken with a grain of salt but useful to monitor nonetheless) are positive as well with EPS growing by double digits in 2018 and 2019. It appears our main

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message from last year is coming to fruition - we saw this period as starting to embark on a pick-up in growth & productivity driven by all the amazing technological innovation. Throw in the possible benefits of a lower corporate tax rate & less regulation & we believe the market is correct in being optimistic.

OUR TAKEAWAY: YES THE MARKET IS MORE EXPENSIVE BUT IT IS BEING DRIVEN BY A PICK-UP IN GROWTH.

FACT #2: EVEN WITH RECENT GAINS IN THE STOCK MARKET - STOCKS STILL LOOK ATTRACTIVE WHEN COMPARED TO BONDS

It is going to take a substantial move in interest rates before the potential return from bonds becomes more attractive when compared to stocks and real estate / asset based investments. As our disciplines require, we invest in companies that not only pay a dividend but give our shareholders a raise on a consistent basis. With yields we’re finding today, plus the potential of these companies to produce a growing income stream, it will be quite some time or take a significant move in prices before we view a fixed income investment being as attractive. Recall, we track the earnings yield of the stock market compared to the yield on the 10 year U.S. Treasury in a metric called the Fed Model. This model has shown stocks being substantially more attractive than bonds for years now. We still believe this holds true.

Source: FactSet

OUR TAKEAWAY: WE’VE STILL GOT A WAYS TO GO BEFORE BONDS LOOK ATTRACTIVE WHEN COMPARED TO STOCKS, REAL ESTATE, AND ASSET BASED SECURITIES.

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FACT #3 - WE ARE EXPERIENCING A PROLONGED PERIOD OF LOWER VOLATILITY

In our January 2017 Annual Letter we discussed the period of time from 2000 - 2016 in great depth. One of our key points based on our historical studies was this period of time saw the highest volatility of earnings in market history! Based on this and numerous other factors, we forecast the next 10 - 15 year time period will see a much less volatile earnings environment. So far this has proven accurate. However, we do remind investors volatility is part of investing and nothing new. A study by American Funds helps add perspective when discussing market declines & shows just how regular of an occurrence they are:

A History of Declines (1900-December 2016)

Type of Decline	Average Frequency [1]	Average Length[2]	Last Occurrence
-5% or more	About 3 times a year	47 days	August 2015
-10% or more	About once a year	115 days	August 2015
-15% or more	About once every 2 years	215 days	October 2011
-20% or more	About once every 3 1/2 years	341 days	March 2009

Source: Capital Research and Management Company

[1]	Assumes 50% recovery rate of lost value.

[2]	Measures market high to market low.

We are not alone in our view of a less volatile earnings outlook for the stock market.

Recently, BlackRock did a study on volatility & found a strong correlation with the underlying economic volatility. Their point was lower volatility is a result of a strong underlying economy. Waiting for periods of high volatility may take a lot longer than you think without a corresponding decline in the economy.

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OUR TAKEAWAY: WE WENT SEVERAL YEARS WITHOUT A DECENT PULLBACK IN THE STOCK MARKET. AS WE SAW THE LONG-AWAITED 10% DECLINE TAKE PLACE IN Q1 2018, WE REMIND INVESTORS THIS IS NORMAL ACTIVITY FOR THE MARKET. WE ARE ALSO INCLINED TO VIEW THIS DROP AS A BUYING OPPORTUNITY AS OPPOSED TO THE START OF ANOTHER MAJOR DOWNTURN.

STRENGTH OF ADVICE

The wealth management industry has changed dramatically over the decades. No longer is your wealth manager the only option to turn to for market information & trade execution. There are now numerous solutions available charging next to nothing for passive investment strategies & trade execution. If you want to be a DIY investor, there has never been a better time. So what then is the value wealth managers bring to the table? It has certainly been redefined throughout generations. We could list the numerous services quality wealth managers provide although it would be quite lengthy. Also, the focus of our practice and this

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letter is asset management and not so much on wealth management services. However, typically asset management and wealth management go hand-in-hand which is why we want to address the value question. In our opinion, the best response to illustrate the value brought to the table is also in the form of a question: What would you have done on your own?

The answer to this question is beautifully illustrated by Vanguard (the inventors of passive investing) in a report they created called Advisor’s Alpha. In this report they break down the numerous services wealth managers provide and assign an actual percentage value to each of them. The results may surprise some, but Vanguard believes the value added from a solid wealth manager is approximately 3% per year. Part of the value is attributed to rebalancing portfolios to control risk, recommending investments take place in certain account structures for added tax benefits, and helping create withdrawal strategies to optimize cash flows. However, the one area that made up half of this 3% per year value was attributed to something much less tangible - Behavioral Coaching.

Behavioral Coaching is many things in our business. It is keeping people invested in the stock market when it goes through a correction. It is reminding people politicians don’t run the economy, entrepreneurs do. It is pointing out that cash and CDs aren’t necessarily safe when you think of them in a long-term context and factor in inflation. It is a wealth of knowledge gathered over decades from helping people reach their financial goals. As Vanguard found, wealth managers today are more Financial Fathers and Financial Counselors than stockbrokers. Wealth Managers are there to listen, help identify your goals, craft a plan, bring their own and additional expertise to your plan, and most importantly - keep you on track. We believe just because you can do something yourself, doesn’t mean you necessarily should.

THOUGHTS ON PORTFOLIO POSITIONING

This past quarter marked the 9 year anniversary of the bear market low hit on March 9, 2009. Investors who held firm to a long-term view have been well rewarded for their discipline & patience. The S&P 500 Index is up over 200% since the March 9, 2009 bottom.

To find opportunity we first analyze the marketplace. Please note, today’s observations share some of the observations we made at this time last year as our investment outlook is truly long-term in nature:

•	From a historical valuation perspective, the S&P 500 Index looks to be within its “Fair Value” range but was pushing towards the upper limit. We certainly do not believe we are near a valuation peak (1999) nor a valuation trough (2009) but do believe the market could see some multiple compression. Normally, you would expect this to happen by the price of the market coming down. However, we believe the price of the market is more likely to stay around where we entered the year and instead see multiple compression take place by the earnings growth rising substantially from last year. As previously mentioned, earnings growth potential remains robust with solid organic growth coupled with tax savings.

•	Fixed Income markets have risen considerably from last year but continue to offer little yield with the 10 year U.S. Treasury bond yielding 2.74% at quarter end. However, it is getting better and we are pleased to see interest rates getting back to a state of normalcy.

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•	While we would like to find more yield in the Fixed Income sector of our portfolio, we feel the principal risk associated with extending the duration is not justified by the low current yields.

•	Sacrificing credit quality to chase yield is not something we do.

•	Many Real Estate Investment Trusts (REITs) entered 2018 trading at premium valuations & offered little to no additional yield when compared to several “blue-chip” companies. With interest rates climbing and fears of rates rising faster than anticipated, REITs have pulled back significantly.

We continue to believe that it is more prudent than ever to focus on a bottoms-up, fundamental based approach to the markets. Up until recently you were able to achieve success by merely having exposure to the broad markets. However, the first quarter of 2018 has reminded investors of just how volatile markets can be. We continue to believe success will be earned by focusing on long-term investment themes, unique company-specific ideas, & investing in less followed asset classes such as the following:

•	Demographics of our country are changing - Baby Boom generation is aging and 10,000 are reaching traditional retirement age every day. Further, the Millennial generation has now surpassed the size of the Baby Boom generation. We have a new demographic force shaping the future of our economy.

•	Productivity & Connectivity is happening like never before through technological advancements

•	U.S. remains on course to eventually become Energy Independent and has a new role as the world-wide swing producer.

•	Manufacturing is changing due to cheap energy feedstocks & advances in automation

•	Customization is key as consumers are being empowered with more choices than ever before

•	Water & the availability of potable water are essential to our global economy

•	Real Assets will play a vital role in portfolio construction for their reliable income, upside potential, fundamental growth trends, low volatility, inflation protection, & diversification benefits

•	Global standard of living increases as emerging economies continue to develop

•	Find better values by sifting through currently out of favor companies with correctable issues, and if able to be paid to be patient, invest for the long term

•	Find companies taking market share. Business is competition & we believe the market will be willing to pay up for businesses that are taking market share from competitors

•	Find companies with potential catalysts. When we talk about catalysts we mean a potential event that can create some positive buzz around a company. This may include being acquired by another company, buying another company, a top-level management change, having financial opportunities such as a dividend raise or share buyback, breaking off or an outright sale of a business line that no longer fits with the company’s strategic vision, etc.

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•	In Fixed Income markets find issues offering a potential hedge against a rising interest rate environment such as a floating rate coupon or conversion feature. Also, if we are going to own a “traditional coupon bond”, keep the maturity short.

•	Although several “Institutional Darlings” in the Real Estate market looked overvalued, we believe there continues to be many exciting opportunities in this often over looked asset class that will offer investors the opportunity for a growing income stream from a high quality real estate portfolio.

We believe our current asset allocation & portfolio holdings reflect these points. Looking forward, we believe the greatest value & opportunities will be found by keeping the asset allocation near a maximum weighting in equities, minimum in fixed income, & neutral in real estate / asset based securities.

CONCERNS

We would be remiss if we did not address some of the major concerns that we see as well. Things don’t go on forever, and when they change, they can change in disconcerting ways rather rapidly.

•	Change in political leadership - there was certainly a great deal of optimism surrounding a new political agenda. We now have the reality of lower taxes & less regulation largely seen as a positive by the markets. However, due to the new style of communication coming out of the White House, market volatility has definitely increased from years past. Fears of trade wars and unfair deals have unsettled the market at times. However, we remain of the mind that countries around the world are desperate to enjoy a period of significant economic growth and do not want to risk upsetting the momentum that has been unleashed by the animal spirits now at work in the market.

•	Valuations do matter - we’ve noted in the past, we do not view the entire U.S. market as undervalued or overvalued currently. In an accelerating economic world with low but rising interest rates, what should the valuation of the market be? Only time will give us this answer. However, we are of the mind that owning high quality businesses that pay a solid income stream in the form of dividends, and also have the ability to give shareholders a raise, will continue to see demand from investors.

CLOSING THOUGHTS

We continue to believe that owning high quality investment assets that pay an income that grows over time and diversifying those holdings is an excellent equation for investors to achieve financial independence. Our disciplines dictate that we be balanced, with 15% to 50% in each of the three major asset categories - Equities, Fixed Income, and Real Estate and Asset Based. Adding to that asset allocation is our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term. Thank you for your continued confidence and the opportunity to manage our fund. We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns. As always, we welcome and encourage your comments and feedback.

Blake Todd	Jarrett Perez, CFA
Portfolio Manager	Portfolio Manager

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The material herein has been provided by Two Oaks Investment Management, LLC and is for informational purposes only.

Two Oaks Investment Management, LLC is not affiliated with Northern Lights Distributors, LLC.

Bloomberg Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government- Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed Income securities are subject to risks including inflationary and interest rate changes, among others.

S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

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Two Oaks Diversified Growth and Income Fund (Unaudited)
Growth of $10,000
Performance Summary – For Year Ended March 31, 2018

		Annualized
				Since Inception
	1 Year	5 Years	10 Years	04/15/2002
Two Oaks Diversified Growth and Income Fund (1) – Class A:
Without Sales Charge	4.70%	6.29%	5.97%	4.89%
With Sales Charge (2)	(1.29)%	5.05%	5.35%	4.50%
S&P 500	13.99%	13.31%	9.49%	7.80%
60% S&P 500/40% Bloomberg Barclays U.S. Aggregate Bond	8.81%	8.72%	7.42%	6.67%

(1)	Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake T. Todd assumed the role of Portfolio Manager.

(2)	Adjusted for initial maximum sales charge of 5.75%.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted. The Fund’s total annual gross operating expenses, as stated in the fee table to the Portfolio’s prospectus dated August 1, 2017, are 1.76% for Class A. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (888) 806-8633.

Two Oaks Diversified Growth and Income Fund
Investment Performance For the Year Ended March 31, 2018 (Unaudited)

(1)	Performance figure shown here is representative of the period from April 15, 2002 to March 31, 2018.

(2)	Commenced operations April 15, 2002.

*	Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (888) 806-8633.

Top 10 Holdings* (Unaudited)	% of Net Assets	Portfolio Composition (Unaudited)	% of Net Assets
Brookfield Infrastructure Partners LP	4.2%	Common Stock	56.3%
Consolidated Water Co., Ltd.	3.4%	Real Estate Investment Trusts (REITS)	23.7%
Calavo Growers, Inc.	3.3%	Corporate Bonds	16.9%
UnitedHealth Group, Inc.	3.2%	Closed-End Funds	2.0%
Dollar General Corp., 3.2500%, Due 4/15/2023	3.2%	Short-Term Investments	0.9%
FedEx Corp.	3.2%	Cash And Other Assets Less Liabilities	0.2%
International Business Machines Corp.	3.2%	NET ASSETS	100.0%
Bluerock Residential Growth REIT, Inc.	3.1%
Apple, Inc.	3.0%
Walt Disney Co.	3.0%

*	As of March 31, 2018. Top ten holdings exclude short-term investments.

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS	March 31, 2018

Shares	Security	Fair Value
	COMMON STOCK - 56.3%
	APPAREL - 2.3%
35,000	Hanesbrands, Inc.	$644,700

	COMPUTERS - 6.2%
5,000	Apple, Inc.	838,900
5,750	International Business Machines Corp.	882,222
		1,721,122
	DIVERSIFIED FINANCIAL SERVICES - 5.8%
15,000	Charles Schwab Corp.	783,300
7,500	T Rowe Price Group, Inc.	809,775
		1,593,075
	ELECTRIC - 4.2%
27,750	Brookfield Infrastructure Partners LP	1,155,510

	FOOD - 3.3%
10,000	Calavo Growers, Inc.	922,000

	HEALTHCARE - SERVICES - 3.2%
4,200	UnitedHealth Group, Inc.	898,800

	HOME FURNISHINGS - 1.9%
3,500	Whirlpool Corp.	535,885

	INTERNET - 0.9%
700	MercadoLibre, Inc.	249,473

	MACHINERY - DIVERSIFIED - 2.8%
4,500	Rockwell Automation, Inc.	783,900

	MEDIA - 3.0%
8,200	Walt Disney Co.	823,608

	OIL & GAS - 7.1%
12,500	Apache Corp.	481,000
45,000	Marathon Oil Corp.	725,850
8,000	Phillips 66	767,360
		1,974,210
	PHARMACEUTICALS - 3.7%
24,000	Bayer AG - ADR	678,120
2,700	Johnson & Johnson	346,005
		1,024,125
	RETAIL - 3.4%
4,900	McDonald’s Corp.	766,262
2,200	PriceSmart, Inc.	183,810
		950,072
	SEMICONDUCTORS - 1.9%
10,000	Intel Corp.	520,800

	TRANSPORTATION - 3.2%
3,700	FedEx Corp.	888,407

	WATER - 3.4%
63,709	Consolidated Water Co., Ltd.	926,966

	TOTAL COMMON STOCK (Cost - $11,841,617)	15,612,653

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Continued)	March 31, 2018

Shares	Security			Fair Value

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 23.7%
	APARTMENTS - 3.1%
100,000	Bluerock Residential Growth REIT, Inc.			$850,000

	DIVERSIFIED - 12.6%
43,000	Armada Hoffler Properties, Inc.			588,670
20,000	CorEnergy Infrastructure Trust, Inc.			750,800
6,200	Digital Realty Trust, Inc.			653,356
20,500	EPR Properties - Convertible Preferred, 5.7500%			498,355
50,000	Lexington Realty Trust			393,500
45,000	UMH Properties, Inc.			603,450
				3,488,131
	HEALTH CARE - 2.6%
70,000	Global Medical REIT, Inc.			486,500
10,000	HCP, Inc.			232,300
				718,800
	OFFICE PROPERTY - 2.5%
60,000	City Office REIT, Inc.			693,600

	STORAGE - 0.8%
51,200	Global Self Storage, Inc.			226,304

	WAREHOUSE/INDUSTRIAL - 2.1%
40,000	Monmouth Real Estate Investment Corp.			601,600

	TOTAL REAL ESTATE INVESTMENTS TRUSTS (Cost - $5,744,783)			6,578,435

Principal Amount		Coupon Rate (%)	Maturity Date
	CORPORATE BONDS - 16.9%
	BANKS - 3.6%
$500,000	Barclays Bank PLC, 3 mo. LIBOR + 1.25% (b)	2.9546	4/11/2023	487,592
500,000	Goldman Sachs Group, Inc., 3mo. LIBOR + 1.15% (b)	3.0349	5/20/2020	501,789
				989,381
	ELECTRIC - 1.7%
500,000	Public Service Enterprise Group, Inc.	2.0000	11/15/2021	476,935

	ENVIRONMENTAL CONTROL - 1.2%
347,000	Waste Management, Inc.	2.4000	5/15/2023	331,401

	MISCELLANEOUS MANUFACTURING - 1.8%
500,000	General Electric Co., 3 mo. LIBOR + 1.00% (b)	2.7202	4/15/2023	499,354

	OIL & GAS - 1.8%
500,000	Chevron Corp.	2.4980	3/3/2022	492,110

	PHARMACEUTICALS - 1.8%
500,000	McKesson Corp.	3.7960	3/15/2024	499,008

	RETAIL - 3.2%
900,000	Dollar General Corp.	3.2500	4/15/2023	892,542

	TELECOMMUNICATIONS - 1.8%
500,000	AT&T, Inc.	3.0000	6/30/2022	491,506

	TOTAL CORPORATE BONDS (Cost - $4,706,518)			4,672,237

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Continued)	March 31, 2018

Shares	Security	Fair Value
	CLOSED-END FUNDS - 2.0%
22,000	Tortoise Energy Infrastructure Corp.
	TOTAL CLOSED-END FUNDS (Cost - $503,323)	$550,660

	SHORT-TERM INVESTMENTS - 0.9%
244,092	Dreyfus Institutional Preferred Government Money Market Fund Premier Shares, 1.33% (a)	244,092
	TOTAL SHORT-TERM INVESTMENTS (Cost - $244,092)

	TOTAL INVESTMENTS - 99.8%
	(Cost - $23,040,333)	$27,658,077
	CASH AND OTHER ASSETS LESS LIABILITIES - 0.2%	63,076
	NET ASSETS - 100.0%	$27,721,153

ADR - American Depositary Receipt

LP - Limited Partnership

PLC - Public Limited Company

REITS - Real Estate Investment Trusts

LIBOR - London Interbank Offered Rate

(a)	Money market fund; interest rate reflects the seven-day effective yield on March 31, 2018.

(b)	Variable rate security; the rate shown represents the rate at March 31, 2018.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENT OF ASSETS AND LIABILITIES	March 31, 2018

Assets:
Investments in Securities at Fair Value (Identified cost $23,040,333)	$27,658,077
Cash	3,001
Receivables:
Dividends and Interest	110,432
Fund Shares Sold	4,761
Prepaid Expenses and Other Assets	5,792
Total Assets	27,782,063

Liabilities:
Payables:
Accrued Advisory Fees	14,119
Accrued Distribution Fees	5,883
Payable to Related Parties	4,539
Accrued Expenses and Other Liabilities	36,369
Total Liabilities	60,910

Net Assets	$27,721,153

Class A Shares:
Net Asset Value and Redemption Price Per Share ($0 par value, unlimited shares authorized) ($27,721,153/2,107,030 shares)	$13.16

Maximum Offering Price Per Share ($13.16/0.9425)	$13.96

Composition of Net Assets:
At March 31, 2018, Net Assets consisted of:
Paid-in-Capital	22,604,381
Accumulated Undistributed Net Investment Income	62,886
Accumulated Net Realized Gain From Security Transactions	436,142
Net Unrealized Appreciation on Investments	4,617,744
Net Assets	$27,721,153

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund	For the Year Ended
STATEMENT OF OPERATIONS	March 31, 2018

Investment Income:
Dividend Income (net of $4,148 foreign taxes)	$591,727
Interest Income	121,854
Total Investment Income	713,581

Expenses:
Investment Advisory Fees	168,869
Distribution Fees:
Class A	69,559
Class C	3,478
Administration Fees	43,373
Transfer Agent Fees	30,542
Legal Fees	28,720
Fund Accounting Fees	22,775
Chief Compliance Officer Fees	19,998
Audit Fees	17,541
Registration & Filing Fees	15,002
Shareholder Service Fees	14,303
Trustee Fees	13,307
Printing Expenses	12,199
Custody Fees	8,462
Insurance Expense	2,000
Miscellaneous Expense	2,674
Total Expenses	472,802
Add: Expenses Recaptured by Adviser	15,971
Net Expenses	488,773
Net Investment Income	224,808

Net Realized and Unrealized Gain on Investments:
Net Realized Gain From Security Transactions	937,064
Net Change in Net Unrealized Appreciation on Investments	93,415
Net Realized and Unrealized Gain on Investments	1,030,479

Net Increase in Net Assets Resulting From Operations	$1,255,287

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2018	March 31, 2017

Operations:
Net Investment Income	$224,808	$217,549
Net Realized Gain From Security Transactions	937,064	776,879
Net Change in Net Unrealized Appreciation on Investments	93,415	2,514,043
Net Increase in Net Assets Resulting From Operations	1,255,287	3,508,471

Dividends and Distributions to Shareholders From:
Net Investment Income:
Class A ($0.13 and $0.18 per share, respectively)	(262,469)	(340,956)
Class C ($0.00 and $0.10 per share, respectively)	—	(18,209)
Net Realized Gains:
Class A ($0.36 and $0.00 per share, respectively)	(732,556)	—
Total Distributions to Shareholders	(995,025)	(359,165)
Capital Share Transactions:
Class A:

Proceeds from Shares Issued (241,210 and 134,938 shares, respectively)	3,231,249	1,680,255
Exchanges from Class C (187,007 and 0 shares, respectively)	2,451,663	—
Reinvestment of Dividends (73,068 and 26,965 shares, respectively)	989,756	340,186
Cost of Shares Redeemed (309,554 and 162,302 shares, respectively)	(4,137,948)	(1,995,949)
Class C**:

Proceeds from Shares Issued (2,260 and 19,100 shares, respectively)	29,194	236,693
Exchanges to Class A (188,589 and 0 shares, respectively)	(2,451,663)	—
Reinvestment of Dividends (0 and 1,428 shares, respectively)	—	17,799
Cost of Shares Redeemed (1,124 and 48,690 shares, respectively)	(14,535)	(588,994)
Total Capital Share Transactions	97,716	(310,010)

Total Increase in Net Assets	357,978	2,839,296

Net Assets:
Beginning of Year	27,363,175	24,523,879
End of Year*	$27,721,153	$27,363,175

* Includes accumulated undistributed net investment income (loss) of:	$62,886	$(110,238)

**	Class C shares were converted into Class A on May 20, 2017.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year presented.

	Class A (e)

	For the Year Ended March 31,
	2018		2017	2016	2015		2014

Net Asset Value, Beginning of Year	$13.02		$11.52	$12.04	$12.19		$11.88

From Operations:
Net investment income (a)	0.12		0.11	0.20	0.19		0.20
Net gain (loss) from securities (both realized and unrealized)	0.51		1.57	(0.25)	0.34		0.78
Total from operations	0.63		1.68	(0.05)	0.53		0.98

Distributions to shareholders from
Net investment income	(0.13)		(0.18)	(0.16)	(0.17)		(0.12)
Net realized gains	(0.36)		—	(0.28)	(0.51)		(0.55)
Return of capital	—		—	(0.03)	—		—
Total distributions	(0.49)		(0.18)	(0.47)	(0.68)		(0.67)

Net Asset Value, End of Year	$13.16		$13.02	$11.52	$12.04		$12.19

Total Return (b)	4.70%		14.63%	(0.31)%	4.46%		8.53%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$27,721		$24,940	$22,059	$23,837		$23,785
Ratio of expenses to average net assets,
before recapture (c)	1.70%		1.75%	1.81%	1.74%		1.75%
net of recapture (c)	1.75	% (d)	1.75%	1.75%	1.75	% (d)	1.59%
Ratio of net investment income to average net assets (c)	0.86%		0.90%	1.71%	1.55%		1.65%
Portfolio turnover rate	22%		24%	28%	25%		43%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Had the Adviser not waived a portion of its fee during 2014 and 2016-2017, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

(e)	Class C shares were merged into Class A on May 20, 2017. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.

The accompanying notes are an integral part of these financial statements.

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS	March 31, 2018

1.	ORGANIZATION

Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund commenced operations on April 15, 2002. The investment objective of the Fund is long-term growth of capital and income.

The Fund currently offers only Class A shares. On May 20, 2017, $2,451,663 and 188,589 shares of Class C were converted into 187,007 Class A shares. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represented an interest in the same assets of the Fund and classes were identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares had equal voting privileges except that each class had exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses were allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2018

represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of March 31, 2018 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$15,612,653	$—	$—	$15,612,653
REITS	6,578,435	—	—	6,578,435
Corporate Bonds	—	4,672,237	—	4,672,237
Closed-End Funds	550,660	—	—	550,660
Short-Term Investments	244,092	—	—	244,092
Total	$22,985,840	$4,672,237	$—	$27,658,077

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of all Levels at the end of the reporting period.

*	Please refer to the Schedule of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using the effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2018

are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) and master limited partnerships (“MLPS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT and MLP distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT and MLP distribution information available.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP, and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended March 31, 2015 to March 31, 2017, or expected to be taken in the Fund’s March 31, 2018 year-end tax return. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska state and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2018, the Fund did not incur any interest or penalties.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Two Oaks Investment Management, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.60% of the average daily net assets of the Fund. For the year ended March 31, 2018, the Adviser earned advisory fees of $168,869.

Through July 31, 2017, the Adviser had contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses,

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2018

or extraordinary expenses such as litigation), so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets of Class A shares and 2.50% of the average daily net assets of Class C shares. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation in effect at the time of reimbursement and within three years of when the amounts were waived or reimbursed. During the year ended March 31, 2018, no advisory fees were waived by the Adviser and the Adviser recaptured prior reimbursed expenses of $15,971. No prior reimbursed expenses are subject to recapture.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and shareholder serving plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the year ended March 31, 2018, the Fund paid distribution fees of $73,037.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended March 31, 2018, the Distributor received $35,713 in underwriting commissions for sales of shares, of which $5,980 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2018 amounted to $5,881,761 and $6,266,068, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at March 31, 2018, were as follows:

			Net Unrealized
	Gross Unrealized	Gross Unrealized	Appreciation/
Tax Cost	Appreciation	Depreciation	(Depreciation)
$23,011,013	$5,958,396	$1,311,332	$4,647,064

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2018

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the following years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2018	March 31, 2017
Ordinary Income	$626,900	$359,165
Long-Term Capital Gain	368,125	—
	$995,025	$359,165

As of March 31, 2018, the components of distributable earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$33,566	$436,142	$—	$—	$—	$4,647,064	$5,116,772

The difference between book basis and tax basis unrealized appreciation and undistributed ordinary income/loss is primarily attributable to tax adjustments for partnerships, and C-Corporation return of capital distributions.

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of partnerships and contingent payment debt instruments, resulted in reclassification for the year ended March 31, 2018 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(6,224)	$210,785	$(204,561)

7.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Two Oaks Diversified Growth and Income Fund and
Board of Trustees of Northern Lights Fund Trust II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Two Oaks Diversified Growth and Income Fund (the “Fund”), a series of Northern Lights Fund Trust II, as of March 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of March 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.

Cleveland, Ohio

May 29, 2018

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.1538 fax | cohenepa.com

Registered with the Public Company Accounting Oversight Board

FACTORS CONSIDERED BY THE TRUSTEES WITH THE APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on July 25 and 26, 2017, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Two Oaks Diversified Growth and Income Fund (“Two Oaks”), and Two Oaks Investment Management, LLC (“TOIM”) (“Two Oaks Advisory Agreement”).

Based on their evaluation of the information provided by TOIM, in conjunction with Two Oaks’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Two Oaks Advisory Agreement with respect to Two Oaks.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Two Oaks Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Two Oaks Advisory Agreement, a memorandum prepared by the Independent Trustees legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Two Oaks Advisory Agreement and comparative information relating to the advisory fee and other expenses of Two Oaks. The materials also included due diligence materials relating to TOIM (including due diligence questionnaire completed by TOIM, TOIM’s Forms ADV, select financial information of TOIM, bibliographic information regarding TOIM’s key management and investment advisory personnel, and comparative fee information relating to Two Oaks) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Two Oaks Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Two Oaks Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement. In considering the renewal of the Two Oaks Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by TOIM related to the renewal of the Two Oaks Advisory Agreement, including TOIM’s ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Two Oaks, including the team of individuals that primarily monitor and execute the investment process. The Board discussed the extent of TOIM’s research capabilities, the quality of its compliance infrastructure and the experience of its Fund management personnel. Additionally, the Board received satisfactory responses from a representative of TOIM with respect to a series of important questions, including: whether TOIM was involved in any lawsuits or pending regulatory actions; whether TOIM’s management of other accounts would conflict with its management of Two Oaks; and whether TOIM has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided by TOIM of its practices for monitoring compliance with Two Oaks’ investment limitations, noting that TOIM’s CCO would continually review the portfolio managers’ performance of their duties to ensure compliance under TOIM’s compliance program. The Board noted TOIM’s efforts to enhance the compliance program in response to the SEC’s findings during the SEC examination of TOIM. The Board then reviewed the capitalization of TOIM based on representations made by TOIM and concluded that TOIM was sufficiently well-capitalized, or that its control persons had the ability to make additional contributions in order to meet its obligations to Two Oaks. The Board concluded that TOIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Two Oaks Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by TOIM to Two Oaks were satisfactory.

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year, and since inception periods. The Board noted that Two Oaks underperformed its peer group, benchmark and Morningstar category for the one year period, outperformed its Morningstar category and peer group but underperformed its benchmark for the three year period and underperformed its peer group, benchmark and Morningstar category for the five year and since inception periods. In reviewing Two Oaks’ performance, the Board noted that the Fund’s primary benchmark was the S&P 500 Index while a blended index, 60% of which is based on the S&P 500 Index and 40% on the Barclays U.S. Aggregate Bond Index was used as a secondary benchmark. The Board, noted, however, that the S&P 500 Index is a broad based equity securities index while the Fund is a blend of equities, fixed income and real estate/asset-based securities. The Board considered TOIM’s statement that an index with a fixed blend of equities and fixed income would not necessarily be truly representative as the Fund’s allocation among asset classes may vary. After considering other factors relating to TOIM’s and the portfolio managers’ track record, the Board concluded that the overall performance of Two Oaks under the management of TOIM was satisfactory.

Fees and Expenses. As to the costs of the services to be provided by TOIM, the Board reviewed and discussed the Two Oaks’ advisory fee and total operating expenses as compared to its peer group and Morningstar category as presented in the Morningstar Report noting that the 0.60% advisory fee is less than the Morningstar category average of 0.67% and slightly higher than the peer group average of 0.59%. The Board reviewed the contractual arrangements for the Fund noting TOIM’s desire not to renew the current expense limitation agreement. The Board noted that the Fund’s total annual operating expenses were below the current cap of 1.75% at current asset levels. The Board also noted the representation by a representative of TOIM that he expected total annual operating Fund expenses to be reduced further as a result of the elimination of a share class. Accordingly, the Board agreed not to renew the current expense limitation agreement but noted that it would monitor the Fund’s total annual operating expenses to determine if entering into a new expense limitation agreement should be considered at a later date. After further discussion, the Board concluded that based on TOIM’s experience, expertise and services to Two Oaks, the advisory fee charged by TOIM was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to TOIM with respect to Two Oaks based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by TOIM. After review and discussion, the Board concluded that, based on the services provided by TOIM and the projected growth of the Fund, anticipated profits from TOIM’s relationship with Two Oaks would not be excessive.

Economies of Scale. As to the extent to which Two Oaks will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund, TOIM’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Two Oaks Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from TOIM as the Trustees believed to be reasonably necessary to evaluate the terms of the Two Oaks Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to the Two Oaks Advisory Agreement, that (a) the terms of the Two Oaks Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Two Oaks Advisory Agreement is in the best interests of Two Oaks and its shareholders. In considering the renewal of the Two Oaks Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Two Oaks Advisory Agreement was in the best interests of Two Oaks and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement.

Two Oaks Diversified Growth and Income Fund
FUND EXPENSES (Unaudited)	March 31, 2018

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning			Expenses Paid
	Account		Expense	During the
	Value	Ending Account Value	Ratio	Period*
	(10/1/17)	(3/31/18)	(Annualized)	(10/1/17-3/31/18)
Actual:
Class A	$1,000.00	$1,004.50	1.75%	$8.75
Hypothetical (5% return
before expenses):
Class A	$1,000.00	$1,016.21	1.75%	$8.80

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Two Oaks Diversified Growth and Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
March 31, 2018

Trustees and Officers. The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, NE 68130.

Independent Trustees *

			Number of
			Portfolios in
			Fund
			Complex***	Other Directorships
Name and Year	Position/Term of	Principal Occupation	Overseen by	held by Trustee During
of Birth	Office*	During the Past Five Years	Trustee	the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010) (financial services).	1	Director, Aquila Distributors; Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	1	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	1	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	1	Board Member, Orizon Investment Counsel (financial services company) (from 2001 through 2017)

3/31/18 – NLII v1

Two Oaks Diversified Growth and Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
March 31, 2018

Interested Trustees and Officers

Number of
Portfolios in
Fund
			Complex***	Other Directorships
Name and Year	Position/Term of	Principal Occupation	Overseen by	held by Trustee During
of Birth	Office*	During the Past Five Years	Trustee	the Past Five Years
Brian Nielsen** 1972	Trustee since May 2011	Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel (from 2001 to 2014) and Secretary (since 2001) of CLS Investments, LLC; General Counsel (from 2001 to 2014) and Secretary (since 2001) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), General Counsel (from 2003 to 2014) and Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) of Northern Lights Distributors, LLC; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; CEO (since 2015), Manager (from 2008 to 2015), General Counsel and Secretary (since 2011) of Northern Lights Compliance Services, LLC; General Counsel and Secretary (since 2011) of Blu Giant, LLC; General Counsel (from 2012 to 2014) and Secretary (since 2012) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Hedge Fund Services, LLC; General Counsel (from 2013 to 2014) and Secretary (since 2013) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust; Manager, Secretary and General Counsel of NorthStar Holdings, LLC (from 2013 to 2015); Director, Secretary and General Counsel of NorthStar CTC Holdings, Inc. (since 2015) and Secretary and Chief Legal Officer (from 2003 to 2018) of AdvisorOne Funds.	1	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President since January 2013	President, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012).	N/A	N/A
Richard Malinowski 80 Arkay Drive. Hauppauge, NY 11788 1983	Secretary since January 2018	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since April 2017); Vice President and Counsel (April 2016 to 2017) and AVP and Staff Attorney (September 2012 to March 2016).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent), Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

***	As of March 31, 2018 the Trust was comprised of 22 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-896-6257.

3/31/18 – NLII v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

INVESTMENT ADVISOR
Two Oaks Investment Management, LLC
7110 North Fresno Street, Suite 450
Fresno, CA 93720

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-896-6257 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-896-6257.

For more complete information about the Two Oaks Diversified Growth and Income Fund, including charges and expenses, please call (855) 896-6257 and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Fund’s Board of Directors, please call or write to request the Fund’s Statement of Additional Information.

TWO OAKS DIVERSIFIED
GROWTH AND INCOME FUND

Annual Report March 31, 2018

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018 - $14,000

2017 - $14,000

(b)	Audit-Related Fees

2018 – None

2017 – None

(c)	Tax Fees

2018 – $3,000

2017 – $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 – None

2017 – None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2018	2017
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 – $3,000

2017 – $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/8/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 6/8/18

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 6/8/18